Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 32

Seeking the Next "FAANGs"

Supplement to the Prospectus Dated June 28, 2019

On October 28, 2019, Medidata Solutions, Inc. ("MDSO") completed its merger with and into Dassault Systèmes SE. On the same day, MDSO notified the NASDAQ that the merger was consummated and trading of MDSO's common stock was suspended as of the close of trading. Each issued and outstanding share of common stock of MDSO was cancelled and automatically converted into the right to receive $92.25 in cash without interest and net of any taxes required to be withheld therefrom.

As a result of this merger, the Trust will be unable to continue purchasing shares of MDSO. In creating additional Trust units for the remainder of the initial offering period, the remaining securities in the Trust will be purchased on a pro rata basis.

Supplement Dated:  October 29, 2019